                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report: October 2, 2000            Commission File No. 0-15235
                ---------------                                -------

(Date of earliest event reported)

                             MITEK SYSTEMS, INC.
                          --------------------------
            (Exact name of registrant as specified in its Charter)

          Delaware                                     87-0418827
          --------                                     ----------
(State or other jurisdiction of             (IRS Employer Identification No.)
incorporation or organization)

10070 CARROLL CANYON ROAD, SAN DIEGO, CA                  92131
--------------------------------------                    -----
(Address of principal executive offices)                (Zip Code)

                                (858) 635-5900
                                --------------
             (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

   On September 29, 2000, Mitek Systems, Incorporated (the "Company") issued a press release announcing that the Company is revising its fiscal third quarter 2000 revenues and operating results.

   A copy of the press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  EXHIBITS

99.1 Press release dated September 29, 2000.


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                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 2, 2000                 MITEK SYSTEMS, INCORPORATED



                                       /s/  John M. Thornton
                                       ------------------------------------
                                       John M. Thornton
                                       President, Chief Executive Officer and
                                       Chairman of the Board of Directors

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                               INDEX TO EXHIBITS


Exhibit
  No.          Description
 -----         -----------
 99.1     Press release dated September 29, 2000.



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